                                                                   EXHIBIT 10


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of the Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                                    Agreement

                                     between

                              Rite Aid Corporation

                                       and

                              McKesson Corporation

                                TABLE OF CONTENTS
                                -----------------


1.       DEFINITIONS AND EXHIBITS.................................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Exhibits.......................................................................................14

2.       AGREEMENT TO BUY AND SELL...............................................................................16
         2.1      Sole Source Products...........................................................................16
         2.2      Non-Sole Source Products.......................................................................17
         2.3      Free Goods.....................................................................................17
         2.4      DSD Product Mix.  .............................................................................18

3.       PRICE...................................................................................................18
         3.1      Warehouse......................................................................................18
         3.2      DSD Products...................................................................................18
         3.3      Contract Products..............................................................................19
         3.4      [                ] Products....................................................................20
         3.5      DSD Purchases of Generic Rx Products...........................................................20
         3.6      [                                          ]...................................................21
         3.7      [                                          ]...................................................21
         3.8      [                                                                  ]...........................21
         3.9      [                                                     ]........................................22
         3.10     [                             ]................................................................22
         3.11     Price Reporting................................................................................23
         3.12     Landed Costs...................................................................................23

4.       ORDERS..................................................................................................23
         4.1      Warehouse......................................................................................23
         4.2      DSD............................................................................................23
         4.3      Out-of-Stock Items.............................................................................23
         4.4      McKesson ASV Program...........................................................................24
         4.5      Emergency Needs................................................................................25
         4.6      Special Orders.................................................................................25
         4.7      Purchase Reporting.............................................................................25

5.       DELIVERIES..............................................................................................26
         5.1      Warehouse......................................................................................26
         5.2      DSD............................................................................................26
         5.3      [      ] Distribution..........................................................................26
         5.4      Acquired Facilities............................................................................26

6.       INVOICES................................................................................................26
         6.1      EDI Invoices...................................................................................26
         6.2      Store Invoices.................................................................................27

7.       PAYMENT.................................................................................................27
         7.1      Warehouse......................................................................................27
         7.2      DSD............................................................................................28
         7.3      Non-Business Days..............................................................................28
         7.4      Offsets........................................................................................28
         7.5      Price Corrections.  ...........................................................................30
         7.6      Payment Method.................................................................................30
         7.7      Late Payments..................................................................................30
         7.8      Quarterly Accounting...........................................................................30
         7.9      Payment for Purchases..........................................................................31
         7.10     Payment Adjustments.  .........................................................................31

8.       RETURNS.................................................................................................31
         8.1      Regular Warehouse Returns......................................................................31
         8.2      Regular DSD Returns............................................................................31
         8.3      Regular Return Policies........................................................................31
         8.4      [                         ]....................................................................32

9.       TRANSITION..............................................................................................33
         9.1      General........................................................................................33
         9.2      [                         ]....................................................................34
         9.3      Conversion Allowance...........................................................................34
         9.4      Development Allowances.........................................................................34
         9.5      Repayment Events...............................................................................34

10.      GENERIC DRUGS...........................................................................................35
         10.1     Generic Autosubstitution.......................................................................35
         10.2     Changes to Rite Aid Generic Formulary..........................................................35
         10.3     [                                     ]........................................................36
         10.4     [                                           ]..................................................38

11.      [                             ].........................................................................39
         11.1     [                                           ]..................................................39
         11.2     [                                           ]..................................................39
         11.3     [                                       ]......................................................40
         11.4     [                                                    ].........................................40
         11.5     [                                  ]...........................................................43
         11.6     [                                         ]....................................................43

12.      MCKESSON SERVICES.......................................................................................43
         12.1     Service Level Agreement........................................................................43
         12.2     Customer Support...............................................................................44
         12.3     Contract Management............................................................................45
         12.4     System Services and Equipment..................................................................46

13.      CONFIDENTIAL INFORMATION................................................................................47
         13.1     Non-Disclosure.................................................................................47
         13.2     Non-Use........................................................................................48

14.      LIMITATION ON LIABILITY.................................................................................48

15.      TERM AND TERMINATION....................................................................................48
         15.1     Initial Term...................................................................................48
         15.2     Renewal Term...................................................................................48
         15.3     Termination....................................................................................48
         15.4     Consequences of Termination....................................................................50

16.      RECORDS AND AUDIT.......................................................................................50
         16.1     Records........................................................................................50
         16.2     Audits.........................................................................................50

17.      MISCELLANEOUS...........................................................................................51
         17.1     Force Majeure..................................................................................51
         17.2     DEA............................................................................................51
         17.3     Regulation.....................................................................................51
         17.4     Notices........................................................................................51
         17.5     Taxes..........................................................................................52
         17.6     Outstanding Amounts............................................................................52
         17.7     Independent Contractors........................................................................52
         17.8     Assignment.....................................................................................53
         17.9     Indulgences....................................................................................53
         17.10    Severability...................................................................................53
         17.11    Interpretation.................................................................................53
         17.12    Counterparts...................................................................................53
         17.13    Announcement...................................................................................53
         17.14    Entire Agreement...............................................................................53

                                    AGREEMENT
                                    ---------


This Agreement ("Agreement") is entered into as of April 10, 1998 ("Effective Date") by and between McKesson Corporation ("McKesson") and Rite Aid Corporation ("Rite Aid").

                                   BACKGROUND
                                   ----------

A. McKesson supplies a broad range of prescription drugs (including both branded and generic prescription drugs), over-the-counter drugs,
         non-prescription diabetic products, [      ] products and health and
         beauty care products.

B. Rite Aid operates retail stores with pharmacies that sell products of the type supplied by McKesson, and regional warehouse distribution centers that supply such products to Rite Aid retail facilities.

C. Rite Aid and McKesson wish to enter into a supply arrangement upon the terms and subject to the conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, Rite Aid and McKesson agree as follows:

1.       DEFINITIONS AND EXHIBITS

         1.1 DEFINITIONS. The following defined terms are used in this Agreement and, except as otherwise noted therein, in the Exhibits attached to this
Agreement:
         "[                    ]" means a [
                                       ]

         "Actual Price Increase" means, [
                                                                               ]

         "Adjusted Generic Price" means [

         ]

         "[    ] WAC" means, for any Product for DSD or Warehouse, respectively, the WAC for such Product in effect as of the time of determination thereof,
reduced by [       ] for DSD or Warehouse, respectively, in effect as of the
time of determination thereof. The [          ] WAC for a Product will be
determined based upon the Product Identification Number for such Product.


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Rite Aid/McKesson Agreement (Execution Copy)                       Page 1 of 54

         "Approved [                ] Manufacturers" mean [

                                                                              ]

         "ASV" means any vendor of a Product to Rite Aid other than McKesson.

         "AWP" means the average wholesale price of a Product in effect as of the time of determination thereof. The AWP for a Product will be based on the Product Identification Number for such Product. For purposes of this Agreement, the AWP for a Product shall be the AWP reported in the First Data Bank Price List, provided that (i) if McKesson is notified of a change to the WAC for such Product prior to the time that the AWP in the First Data Bank Price List is updated, McKesson will adjust the AWP for the Product so that the percentage difference between the new WAC and the adjusted AWP for the Product is the same percentage difference that existed between the pre-change WAC and non-adjusted AWP, and (ii) no less than weekly, McKesson shall update all AWP prices for this Agreement to reflect the AWP reported in the First Data Bank Price List and shall override any prior WAC-based calculation of AWP for which there is an updated AWP reported in the First Data Bank Price List for the new WAC. In the event that there is no updated AWP reported in the First Data Bank Price List, McKesson shall continue to apply the WAC-based calculation of AWP. Notwithstanding the foregoing, with respect to any Products for which there is no AWP listed on the First Data Bank Price List, the AWP for such Product will be the AWP from the McKesson National Item File; provided that if there is no AWP in the McKesson National Item File or the AWP is the same or less then the EDI Invoice Price for such Product under the terms of this Agreement, than the
AWP for such Product shall be [                  ]

         "Base [             ] Price" means [

                                    ]

         "bps" means a percentage adjustment expressed in basis points. One bps shall equal one hundredth of one percent (0.01%). Cumulative percentage adjustments shall be determined by adding basis points (i.e.
there are no percentage upon percentage adjustments).

         "Brand Name Prescription Drug Litigation" means the lawsuits entitled In Re Brand Prescription Drug Antitrust Litigation, 94-C-897 MDL-997 (N.D.Ill.).

         "Branded Rx Products" mean brand-name prescription pharmaceuticals, none of which are generic prescription pharmaceuticals.

         "Business Day" means any day that is not a Saturday, Sunday or Holiday.

         "Calendar Quarter" means the three month calendar periods of January, February and March; April, May and June; July, August and September; and, October, November and December; provided that any

--------------------------------------------------------------------------------
Rite Aid/McKesson Agreement (Execution Copy)                        Page 2 of 54
determination regarding the initial and final Calendar Quarter of this Agreement shall be appropriately adjusted to reflect the partial calendar quarter.

         "Composite Performance Measure" means the Composite Performance Measure contained in the Service Level Agreement set forth in Exhibit D.

         "Confidential Information" means (a) this Agreement and the terms and conditions hereof, (b) all accounts, records, books, files and lists regarding any transaction contemplated by this Agreement, (c) operating manuals, customer lists, procedures, formulas and other legally protected materials that are confidential and proprietary, and (d) any other confidential information of either party that is exchanged pursuant to the terms of this Agreement. Confidential Information does not include information which: (i) was in the receiving party's possession without restrictions of confidentiality prior to receipt from the other party to this Agreement; (ii) is or becomes public knowledge because of events other than an act or failure to act by the receiving party or anyone under the receiving party's direct or indirect control; or (iii) is or has been independently developed by the receiving party, provided that such development was accomplished by the receiving party or on its behalf without the use of, or any reference to, Confidential Information.

         "Contract Product" means a Product for which a manufacturer has granted Rite Aid a negotiated contract price and McKesson provides contract management services under Section 12.3.

         "Contract Year" means any twelve-month period ending on an anniversary of the Effective Date.

         "[                     ]" means [
                                            ]

         "Cut-off Time" means the prevailing local time on or before which an Order must be placed by a Rite Aid store in order to have delivery on the immediately succeeding Delivery Day, provided that all orders from Rite Aid stores initially received by Rite Aid and passed on to McKesson must be available for McKesson pick up by the Pass-through Time in order to receive for such delivery. The Cut-off Time for each Rite Aid store is set forth in Exhibit B and may be changed only by mutual agreement of the parties.

         "Dating Adjustment" means:

                  (a) with respect to quantities to be purchased immediately by Rite Aid pursuant to Section 3.10 (a) or (b), the product of: (i) the quantity of such Product to be purchased immediately, (ii) the Post-Increase WAC for such Product, (iii) the 90-Day LIBOR divided by 360 and (iv) the Excess Dating; and

                  (b) with respect to quantities to be purchased ratably by Rite Aid pursuant to Section 3.10 (a), the product of: (i) the quantity of such Product to be purchased ratably, (ii) the

--------------------------------------------------------------------------------
Rite Aid/McKesson Agreement (Execution Copy)                        Page 3 of 54

         Post-Increase WAC for such Product, (iii) the 90-Day LIBOR divided by
         360, and (iv) the Excess Dating less [ ] times (the [                ]
minus 1)).

An example of the determination of the Dating Adjustment is set forth in Exhibit I-2.

         "[                          ] List" means McKesson's listing of all [
                  ] in the form set forth in Exhibit A.  During the Term, the
[                     ] List shall be updated and provided to Rite Aid on a
weekly basis. In addition, whenever McKesson receives any modifications or additional [
                     ] such changes must be categorized consistent with this Agreement and Exhibit A and such modifications or additional [
          ] shall be provided to Rite Aid on a daily basis. Each such change shall identify whether such [
                                    ]

         "Delivery Day" for each Rite Aid store means a calendar day between Monday and Friday, inclusive, that is not a Holiday, unless Rite Aid has specified on the DSD Order and Delivery Schedule that such day of the week is not a Delivery Day for that store. Rite Aid shall be entitled to amend and supplement Exhibit B by written notice to McKesson at any time and from time to time in its sole discretion, so long as (a) no Rite Aid store is assigned a Delivery Day that is a Saturday or Sunday and (b) no Rite Aid store is assigned
more than [    ] Delivery Days per week.

         "DPD" means the mail order facility operated by Direct Prescription Delivery, LLC.

         "DSD" means the delivery of any Product to any Rite Aid-owned or -operated facility which makes sales to an end-user pursuant to an Order that specifies that facility as the shipping destination.

         "DSD Base Purchase Price" means the [ ] WAC for all Products purchased by Rite Aid for DSD plus the Base Mark-Up set forth in Section 3.2(a).

         "DSD Invoice Date" means the invoice date appearing on any EDI Invoice for DSD. The DSD Invoice Date shall be the same invoice date that appears on the Store Invoice.

         "DSD Order and Delivery Schedule" means the Order and Delivery Schedule for DSD purchases attached to this Agreement as Exhibit B.

         "DSD Scheduled Delivery Date" means the day on which any Product, for which an Order is placed for DSD, is scheduled to be received at the applicable Rite Aid store, as follows: (a) if the Order is placed by the Cut-off Time for the Rite Aid store, then the DSD Scheduled Delivery Date for that Order is the immediately succeeding Delivery Day for that store; and (b) if the Order is placed after such Cut-off Time, then the DSD Scheduled Delivery Date for that Order is the Delivery Day next following the immediately succeeding Delivery Day for that store.

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Rite Aid/McKesson Agreement (Execution Copy)                        Page 4 of 54

         "DSD Volume" means, for any period after the transition under Section 9.1, the aggregate DSD Base Purchase Price for all Products ordered by Rite Aid for DSD from McKesson during such period (including 100% Return items, except for items ordered in error), less orders that are canceled by Rite Aid, plus an amount equal to Rite Aid's actual acquisition cost for all Products ordered by Rite Aid for DSD during such period from ASVs pursuant to Section 2.1(c)(i),
Section 2.1(c)(ii) and Section 17.1 (such ASV orders shall not include substitute orders for Orders previously made by Rite Aid to McKesson and Rite Aid will provide McKesson with reasonably detailed documentation of such acquisition costs).

         "EDI" means electronic data interchange in the formats on the EDI Schedule attached to this Agreement as Exhibit L, or such other formats adopted by Rite Aid and approved by McKesson, provided that McKesson's approval shall not be withheld if such formats are reasonably consistent with the needs of Rite Aid's business and with prevailing industry standards and McKesson shall be deemed to have approved such other formats unless McKesson objects to such
format within [               ] of notice by Rite Aid.

         "EDI Invoice Price" means the price for a Product set forth in an EDI Invoice, determined in accordance with Sections 3.1 through 3.6 and Exhibit A, as applicable.

         "EDI Invoices" mean invoices for payment by Rite Aid transmitted by EDI stating the EDI Invoice Price for Products purchased by Rite Aid and the due date for such EDI Invoice Price.

         "[                     ]" means [


                                                                              ]

         "[                      ]" means [
                                                              ]

         "First Data Bank Price List" means the price list published by First Data Bank, and its supplements, or by any successor price list published by First Data Bank, any successor entity to First Data Bank or any alternative national data source meeting prevailing industry standards specified by Rite Aid to McKesson; provided that such change shall be effective on the later of (i) the date Rite Aid specifies in its notice to McKesson of such change, or (ii)
[             ] after McKesson's receipt of such notice.

         "Free Goods" mean Products as to which the manufacturer or distributor from which Rite Aid or McKesson obtains such goods does not require any payment.

         "[                  ]" means [


            ]

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Rite Aid/McKesson Agreement (Execution Copy)                        Page 5 of 54

         "Generic Rx Products" mean generic prescription drugs which are not Branded Rx Products.

         "[                                 ]" means



                                                                      ]

         "[                                  ]" means all Generic Rx Products
listed by GCN.  Generic Rx Products shall be: (i) added automatically to the
[                             ] when the patent for such Branded Rx Product
expires and (ii) deleted when a Generic Rx Product is no longer sold by any manufacturer.

         "GCN" means the five digit generic code number that identifies generic product equivalency.

         "HBC Products" mean non-prescription health and beauty care products carried in Rite Aid warehouses.

         "Holiday" means any day between Monday and Friday, inclusive, on which banks are legally authorized to close in New York State.

         "[                                 ]" means [




                                                                   ]

         "[                  ]" means [

                                    ]

         "[    ]" means [





                          ]

         "[                         ]"mean [

                           ]


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Rite Aid/McKesson Agreement (Execution Copy)                        Page 6 of 54

         "[                                 ]" means [






                                                                               ]

         "[                        ]" means [                                  ]

         "[                        ]" means


                                                                               ]

         "[                         ]" mean


                                                                        ]

         "Manufacturer Cannot Supply" shall have the meaning set forth in the Service Level Agreement.

         "[                                 ]" means

                                                                        ]

         "[                                          ] mean [

                             ]

         "[                                     ]" means


                  ]

         "McKesson ASV Products" means any Product that McKesson has made available for resale through a Trading Company Catalog.

         "McKesson Average Weekly Orders" means McKesson's average weekly orders for a Product during the most recent prior consecutive eight (8) calendar week period. McKesson Average Weekly Orders


--------------------------------------------------------------------------------
Rite Aid/McKesson Agreement (Execution Copy)                        Page 7 of 54

[
                       ]

         "McKesson Credit" means the amount of any credit to be provided by McKesson to Rite Aid that is due and outstanding under the terms of this Agreement.

         "McKesson Item Catalog" means a list of products that McKesson carries in its distribution centers. The catalog will list, at a minimum, the Economost/Econotone Number, the NDC number, the item description including strength and package size, and the AWP.

         "McKesson Multi-Source Generic" means the Generic Rx Products on McKesson's Multi-Source Generic formulary. McKesson may update the McKesson Multi-Source Generic formulary from time to time during this Agreement and shall provide Rite Aid with notice of such change through the McKesson
Select/Multi-Source Weekly Update.

         "McKesson National Item File" means the electronic data base and price list of all items carried by McKesson.

         "McKesson Payment Adjustment" means the adjustment with respect to certain amounts payable by McKesson to Rite Aid as set forth in Exhibit W. The McKesson Payment Adjustment shall equal the amount payable by McKesson to Rite Aid multiplied by (i) the 90-Day LIBOR divided by 360 and (ii) the Payment Adjustment Days set forth in Exhibit W for such amount.

         "[                                          ]" means[

                                                                               ]

         "McKesson Repackaging Agreement" means the Repackaging Agreement of even date herewith between Rite Aid and McKesson.

         "McKesson Select Generic" means the Generic Rx Products on McKesson's Select Generic Formulary. McKesson may update the McKesson Select Generic Formulary from time to time during this Agreement and shall provide Rite Aid with notice of such change through the McKesson Select/Multi-Source Weekly Update.

         "[        ] Products" mean SunMark Durable Medical Equipment and other
Home Health Care Products (not including Non-Rx Diabetic Products), McKesson Private Label Products, Trade Show specials, Close-out Merchandise, General Sundry Products (including without limitation general merchandise and paper products), RxPak repackaged pharmaceuticals (except to the extent such pharmaceuticals are subject to the McKesson Repackaging Agreement) and Pharmacy Supplies (including bottles and vials).


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Rite Aid/McKesson Agreement (Execution Copy)                        Page 8 of 54

         "90-Day LIBOR" means the Three Month London Interbank Offered Rate as reported in the Wall Street Journal.

         "Non-Rx Diabetic Products" mean products used in the treatment of diabetes that are generally available from pharmacies without a doctor's prescription.

         "100% Return" means any return of Products by Rite Aid to McKesson that satisfies any of the following conditions: (a) the Product was (i) shipped in error (including miss-picks); (ii) recalled by the manufacturer or McKesson;
(iii) received by Rite Aid with six (6) months or less dating; or (iv) damaged (other than by Rite Aid) and, in each case (except for recalls) [
                                                                       ]; or (b)
the Product was ordered in error by Rite Aid and was phoned into McKesson's Customer Care Center within three (3) Business Days after store receipt.

         "Order" means an order for Products under this Agreement. Orders for Warehouse shall be transmitted by EDI. Orders for DSD shall be transmitted through Telxon electronic ordering equipment, or if unavailable, telephone or other means of transmission mutually agreed by McKesson and Rite Aid.

         "Order Credits" mean credits to Rite Aid based on unit-of- measure based price errors in the Store Invoice or order shortages of the Products actually received by Rite Aid from McKesson for DSD Orders. Order Credits are required to be phoned into McKesson's Customer Care Service Center[
                 ] of Rite Aid's receipt of the Store Invoice containing the unit-of-measure based price error or order shortage.

         "OTC Products" mean non-prescription drugs sold over-the-counter.

         "Pass-through Time" means the prevailing local time on or before which an Order must be placed by Rite Aid for an order that Rite Aid receives from a Rite Aid store and passes on to McKesson in order to have delivery in such store on the immediately succeeding Delivery Day. The Pass-through Time for all such
Orders from Rite Aid shall be [    ]m. and may be changed only by mutual
agreement of the parties.

         "Post-Increase WAC" means the [     ] WAC in effect immediately
following a manufacturer price increase or immediately prior to the beginning of a manufacturer special deal period as the case may be.

         "Pre-Increase WAC" means the [      ] WAC in effect immediately prior
to a manufacturer price increase or immediately prior to the termination of a manufacturer special deal period as the case may be.

         "[                                          ]" means

                                                                               ]


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Rite Aid/McKesson Agreement (Execution Copy)                        Page 9 of 54

         "Product Identification Number" means the eleven (11) digit NDC Number for a Product provided, if there is no NDC Number for such Product, the Product Identification Number shall be the ten (10) digit UPC number; provided further that if there is no NDC or UPC number for such Product, the Product Identification Number will be the McKesson Economost/Econotone number set forth in the McKesson Item Catalog.

         "Products" mean Rx Products, OTC Products, Non-Rx Diabetic Products, [
                ] Products and HBC Products.

         "Purchase Price" of any Product means the EDI Invoice Price therefor,
as adjusted to reflect [                                                    ]

         "[                                  ]" means [

                                  ]

         "[                         ]" means


                    ]

         "[                    ]" means [
                  ]

         "Rite Aid" means Rite Aid Corporation and all subsidiaries and affiliates in which Rite Aid Corporation owns, directly or indirectly fifty percent (50%) or more of the outstanding voting securities of such company, including without limitation, all Rite Aid stores and DPD facilities.

         "Rite Aid [                ] Orders" means Rite Aid's [
           ] Orders of a Product for Warehouse during the most recent prior [
                                         ] period.  Rite Aid [         ] Orders
shall include all Orders for such Product by Rite Aid from McKesson during such
period [                                ]

         "Rite Aid Forecasted Usage" means Rite Aid's estimated future Orders for a Product based on the Rite Aid Average Weekly Orders for such Product, calculated using McKesson's replenishment system as the basis for forecasting, with appropriate adjustments for anticipated, verifiable seasonal shifts in demand, changes in Rite Aid store count, and inventory build-up for holiday periods and year-end.

         "Rite Aid Generic Formulary" means the formulary established by Rite Aid for Generic Rx Products that consists of the Generic Rx Products that Ride
Aid carries in its warehouses for shipment to its stores, [                   ]
Rite Aid may update the Rite Aid Generic

--------------------------------------------------------------------------------
Rite Aid/McKesson Agreement (Execution Copy)                       Page 10 of 54

Formulary from time to time during this Agreement and shall notify McKesson of any such change as set forth in Section 10.2.

         "Rite Aid Payment Adjustment" means the adjustment with respect to certain amounts payable by Rite Aid to McKesson as set forth in Exhibit W. The Rite Aid Payment Adjustment shall equal the amount payable by Rite Aid to McKesson multiplied by (i) the 90-Day LIBOR divided by 360 and (ii) the [
                  ] set forth in Exhibit W for such amount.

         "Rite Aid's Pro Rata Share" with respect to any Product means a
fraction whose numerator is the Rite Aid [       ] Orders of such Product and
whose denominator is McKesson's [       ] Orders of such Product.

         "[                               ]" means, [


                                                                               ]

         "[                                   ]" means [
                                                                               ]

         "[                                          ]" means [


                                                              ]

         "[                                       ]" means [
                                                                               ]

         "Rx Products" mean Branded Rx Products and Generic Rx Products.

         "Salable Products" means, as of the date made available for pickup by McKesson, Products that are undamaged, without price stickers, with at least
[       ] dating, in current manufacturer's packaging, unopened, and if repackaged, repackaged by or for McKesson.

         "Service Level Agreement" means the terms and conditions defining the standards for the services to be performed by McKesson under this Agreement and is attached hereto as Exhibit D.

         "SFAC" means McKesson's [                                        ]
determined in accordance with Exhibit P-1. The SFAC for a Product will be based on the Product Identification Number for such Product.


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Rite Aid/McKesson Agreement (Execution Copy)                       Page 11 of 54

         "Special Returns" mean Products returned by Rite Aid under Section 8.4.

         "[                                 ]" means [

                                                                               ]

         "[                      ]" means, [


                                                                  ]

         "[                       ]" means [

                                     ]

         "Spot Purchase" means the purchase of a defined quantity of one Product for a specified price. Specifically, a Spot Purchase shall not include: (i) a supply agreement for an indeterminate quantity of a Product; or (ii) a purchase agreement requiring the purchase of more than one Product as part of the agreement to purchase such Product; or (iii) any series of single purchases entered into for purposes of circumventing such Spot Purchase limitations.

         "Store Invoices" mean invoices transmitted in hard copy form to each Rite Aid store with each shipment for DSD, reflecting the AWP for each Product listed on the invoice.

         "[                         ]" means [



                                                                              ]

         "[                       ]" means [
                           ]

         "[                                 ]" means [
                                                                               ]

         "[                            ]" means [
                                                                       ]


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






         "[                ]" means [

          ]

         "Term" shall mean the term of this Agreement beginning on the Effective Date and terminating as set forth in Section 15, including the Initial Term and any Renewal Terms set forth therein.

         "Third Party Contract Sales" mean sales by McKesson to chains or to independent retail pharmacies utilizing a buying group (excluding Value-Rite and similar groups) that are based on the chain's or buying group's contract prices negotiated by such parties directly with manufacturers, and sales to hospitals, nursing homes and other institutions based on contracts prices negotiated with manufacturers by such institutions directly or through group purchasing organizations for such institutions.

         "Trading Company Catalogs" mean the catalogs which list McKesson ASV Products.

         "Transition Start Date" means the date that McKesson identifies to Rite Aid as the Transition Start Date.

         "[       ] Notice" means the notice provided by Rite Aid to McKesson in accordance with the terms of Sections 9.2 and 17.4 upon attaining the ability to commence Warehouse purchases of Rx Products at Rite Aid's warehouse facility
[                  ]

         "WAC" means the manufacturer's published acquisition cost of a Product in effect as of the time of determination thereof, whether expressed as the wholesale acquisition cost or the direct price. In the event of a disagreement between the parties as to the WAC for any Product, such disagreement shall be resolved by resort to the manufacturer of such Product.

         "Warehouse" means the distribution of any Products to a Rite Aid warehouse pursuant to an Order that specifies a Rite Aid warehouse as the shipping destination.

         "Warehouse Invoice Date" means the invoice date appearing on any EDI Invoice for Warehouse.

         "Warehouse Order and Delivery Schedule" means the Order and Delivery Schedule for Warehouse purchases attached to this Agreement as Exhibit C.

         "Weekly [   ] Report" means the weekly report provided by McKesson to
Rite Aid [                                   ] substantially in the form
attached hereto as Exhibit E-3 (with additional fields to be defined by mutual agreement of the parties). [

                                                ]


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






         "[                            ]" means [

                                                                               ]

         1.2      EXHIBITS.  The following Exhibits are attached to this
Agreement:

         Exhibit A:        [                            ]

         Exhibit B:        DSD Order and Delivery Schedule

         Exhibit C:        Warehouse Schedule

                           C-1:    Warehouse Order and Delivery Schedule
                           C-2:    Warehouse Packaging and Delivery Requirements

         Exhibit D:        [                        ]

         Exhibit E:        [                        ]

                           E-1:    [                         ]
                           E-2:    [                                   ]
                                   [                                           ]
                                   [                                           ]
                                                    ]
                           E-3:    [                         ]
                           E-4:    [                                           ]
                           E-5:    [                                           ]
                           E-6:    [                                           ]
                           E-7:    [                                       ]
                           E-8:    [                         ]

         Exhibit F:        [No Exhibit]

         Exhibit G:        [                                           ]

         Exhibit H:        [No Exhibit]

         Exhibit I:        [                                  ]

                           I-1:     [                                      ]
                           I-2:     [                      ]

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






         Exhibit J:        Transition Plan

                           J-1:     Rite Aid Market Area Transition Plan
                           J-2:     Warehouse Transition Plan
                           J-3:     Transition Penalties

         Exhibit K:        Repackaged Product Pricing Methodology for DSD

         Exhibit L:        McKesson/Rite Aid EDI Document of Understanding

         Exhibit M:        [                ]

                           M-1:     [                                          ]
                           M-2:     [                                        ]

         Exhibit N:        [No Exhibit]

         Exhibit O:        [                                                   ]

         Exhibit P:        [                    ]

                           P-1:     [                                          ]
                           P-2:     [                                      ]

         Exhibit Q:        [No Exhibit]

         Exhibit R:        [No Exhibit]

         Exhibit S:        [No Exhibit]

         Exhibit T:        [No Exhibit]

         Exhibit U:        [No Exhibit]

         Exhibit V:        [No Exhibit]

         Exhibit W:        Payments To Rite Aid/Payments to McKesson



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






2.       AGREEMENT TO BUY AND SELL

         2.1      SOLE SOURCE PRODUCTS.

                  (a) Warehouse. During the Term, McKesson agrees to sell, supply and deliver to Rite Aid, upon Rite Aid's Orders therefor from time to time, and Rite Aid agrees to purchase from McKesson (subject to paragraph (c) below), only for the purpose of dispensing by Rite Aid, upon the terms and subject to the conditions of this Agreement, all of Rite Aid's requirements for Branded Rx Products for Rite Aid purchases for Warehouse.

                  (b) DSD. During the Term, McKesson agrees to sell, supply and deliver to Rite Aid, upon Rite Aid's Orders therefor from time to time, and Rite Aid agrees to purchase from McKesson (subject to paragraph (c) below), only for the purpose of dispensing by Rite Aid, upon the terms and subject to the conditions of this Agreement, all of Rite Aid's requirements for Rx Products for Rite Aid purchases for DSD that are not supplied to Rite Aid stores from Rite Aid warehouses.

                  (c) Exceptions. Notwithstanding paragraphs (a) and (b) above or anything else to the contrary contained in this Agreement, Rite Aid shall have no obligation to purchase any Rx Product from McKesson if such Rx Product falls into one of the following categories:

                           (i)      [
                                                                               ]

                           (ii)     [


                                                                        ]

                           (iii)    [

                                    ]

                           (iv)     [

                                                                               ]

                           (v)      [
                                                                               ]


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






                           (vi)     [

                                                           ]

                           (vii)    [
                                                                              ]

                           (viii)   [

                                                     ]

                           (ix)     [

                                                                              ]

                           (x)      [




                                    ]

         2.2      NON-SOLE SOURCE PRODUCTS.

                  (a) General. During the Term, McKesson agrees to sell, supply and deliver to Rite Aid, subject to availability and upon Rite Aid's Orders therefor from time to time, upon the terms and subject to the conditions of this Agreement, any Product that is not an Rx Product other than General Sundry Products.

                  (b) DPD. Notwithstanding anything to the contrary herein, during the Term, McKesson agrees to sell, supply and deliver to Rite Aid, subject to availability and upon Rite Aid's Orders therefor from time to time, upon the terms and subject to the conditions of this Agreement, any Product for DPD, at the prices and on the terms applicable to DSD purchases hereunder. McKesson recognizes that as of the Effective Date, McKesson will be the second source for DPD after Rite Aid warehouses and Cardinal Health, Inc. Sales for DPD will not be included in any of the service level calculations for purposes of the Service Level Agreement.

         2.3 FREE GOODS. McKesson shall be obligated, at no cost to Rite Aid, to take, process, handle and ship to Rite Aid all Free Goods that are destined for Rite Aid warehouses, but only (i) if Rite Aid has used reasonable commercial efforts to convert such goods to dollar credits from their source and such dollar credits have not timely been obtained, (ii) Rite Aid has used reasonable commercial efforts to have such Free

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






Goods drop shipped directly to Rite Aid and cannot obtain such delivery, and
(iii) such Free Goods are Rx Products then carried in any Rite Aid warehouse. Free Goods received by Rite Aid are not subject to return under the provisions of Section 8.

         2.4 DSD PRODUCT MIX. Between the Effective Date and the end of the Term, and provided that Rite Aid timely receives a monthly DSD Volume Report from McKesson for each month during the Term identifying the aggregate Purchase Price of its purchases of all Products for DSD and all HBC Products for DSD, Rite Aid agrees that the aggregate Purchase Price of its purchases of Products
other than HBC for DSD shall [                                                 ]
except for mutually agreed business opportunities to purchase additional HBC Products. For purposes of this Section 2.4, Products for DSD in Alaska and Hawaii shall be excluded from the calculation under this Section 2.4.


3.       PRICE

         3.1 WAREHOUSE. Subject to Section 3.3, the EDI Invoice Price for all
Products purchased by Rite Aid for Warehouse [                  ] from which
Rite Aid places an EDI Order shall be equal to the [              ] in effect at
[   ]m. [              ] local time on the calendar day that Rite Aid places
the EDI Order.

         3.2 DSD PRODUCTS. Except for Contract Products, [        ] Products and
Generic Rx Products, the EDI Invoice Price for a Product purchased by Rite Aid
for DSD shall be equal to [            ] in effect at [
               ] which invoice shall be issued no later than the DSD Scheduled Delivery Date for that Product at such Rite Aid store; provided that such
Products for DSD shall be subject to the following [                  ]
expressed in basis points (bps), which shall be determined as of the time that
the [                  ] is determined:

                  (a) Base Markup. A base markup shall be added as follows, based on the type of Product:


                     PRODUCT TYPE                         BASE MARKUP
                     ------------                         -----------
Branded Rx Products, OTC Products, Non-Rx
Diabetic Products, Contract Products..................      [      ]
HBC Products..........................................     [         ]



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                  (b) Incentive Adjustments. Incentive Adjustments shall be
         deducted from the EDI Invoices on a line for line basis (except for [
                      ] Products, with respect to which the Incentive Adjustments will be provided as a credit in accordance with Exhibit W) as follows:

                           (i) a volume incentive for all Products purchased for
                  DSD of [ ] bps shall be deducted for[                ].
                  Beginning in the [               ] a volume incentive for all
                  Products purchased for DSD shall be deducted in each Contract Year, based upon the annual DSD Volume for the immediately preceding Contract Year according to the following schedule:


      DSD VOLUME FOR PRECEDING CONTRACT YEAR         VOLUME INCENTIVE
      --------------------------------------         ----------------
              [                     ]                      [  ]
              [                     ]                      [  ]
              [                     ]                      [  ]

                           (ii)     in consideration of Rite Aid's agreement [
                                                              ] a return
                   incentive of [    ] bps shall be deducted for all Products
                   purchased for DSD;

                           (iii)    [








                                                                               ]

                           (iv)     [



                                                     ]

         3.3      CONTRACT PRODUCTS.


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






                  (a) Warehouse. The EDI Invoice Price for all Contract Products purchased for Warehouse will be [

                                                                      ]

                  (b) DSD. The EDI Invoice Price for all Contract Products purchased DSD will be the [


                                                 ] The EDI Invoice Price for
         such Contract Products shall be determined as of the time of McKesson's issuance of a Store Invoice for such Product, which invoice shall be issued no later than the DSD Scheduled Delivery Date for that Product at such Rite Aid store.

         3.4 [        ] PRODUCTS. The EDI Invoice Price for all [         ]
Products purchased by Rite Aid for DSD shall be equal to the McKesson's [     ]
price for such Products; provided that the EDI Invoice Price for repackaged
[     ] Products for DSD shall be determined in accordance with Exhibit K.
[     ] Products are not covered by the [     ] WAC pricing specified in Section
3.2 or the Base Markup set forth in Section 3.2(a) or the [                  ]
described in Section 3.6, provided that Rite Aid shall be provided with a credit
for the [                      ] set forth in Section 3.2(b) for such [        ]
Products in accordance with Exhibit W. The EDI Invoice Price for such [
] Products shall be determined as of the time of McKesson's issuance of a Store Invoice for such Product, which invoice shall be issued no later than the DSD Scheduled Delivery Date for that Product at such Rite Aid store. The price
charged Rite Aid for [         ] Products shall not [
                                                     ]

         3.5      DSD PURCHASES OF GENERIC RX PRODUCTS.

                  (a) Accepted GSPs. The EDI Invoice Price for all Accepted GSPs purchased by Rite Aid for DSD shall be equal to the prices set forth [
                       ] and shall be determined as of the time of [
                     ]for such Product, which invoice shall be issued no later than the DSD Scheduled Delivery Date for that Product at such Rite Aid store. Accepted GSPs ordered for DSD shall not receive any cash discounts [
                                           ]

                  (b) Non-Accepted GSPs. The EDI Invoice Price for all Generic Rx Products that are not Accepted GSPs and are purchased by Rite Aid for DSD shall be equal to the SFAC, plus a Base Markup of [ ] bps and
         less the [             ] set forth in Section 3.2(b). Such EDI Invoice
         Price shall be determined as of the time of [                         ]
         for such Non-Accepted GSP, which invoice shall be issued no later than the DSD Scheduled Delivery Date for that Product at such Rite Aid store.

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






         3.6      [







                                                                               ]

         3.7      [













                                                                               ]

         3.8      [












                                                                               ]


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






         [


                                                     ]

         3.9      [







              ]

         3.10     [
























                                                                               ]

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






         [

                                                                               ]


                                        ]

         3.11 PRICE REPORTING. McKesson will provide Rite Aid with a complete
[                      ] WAC price list, [                    ] price list and
SFAC price list on a [      ]basis. The [      ] list shall be provided no later
than [     ] and shall identify all changes from the prior [      ] list. In
addition, McKesson will provide all changes to the [                      ]
Warehouse Products no later than one Business Day after such change. Such price reporting shall be delivered by McKesson to Rite Aid headquarters through a method mutually agreeable to the parties.

         3.12 LANDED COSTS. Except as set forth in Sections 3.2(b)(iii), 4.5 and 4.6, all EDI Invoice Prices for Products under this Section 3 shall be fully landed costs at the store or warehouse to which they are delivered, and shall include within the EDI Invoice Price all shipping and other similar expenses.


4.       ORDERS

         4.1 WAREHOUSE. Rite Aid may place Orders for Products for Warehouse at any time and from time to time. Quantities ordered for Warehouse shall be manufacturer's full case quantities or full innerpacks.

         4.2 DSD. Rite Aid stores may place Orders for Products for DSD at any time and from time to time. For every Product that is ordered by Rite Aid for DSD that McKesson repackages or contracts to repackage, McKesson shall automatically substitute such repackaged Product for the Product ordered. In the event that McKesson is out of stock of such repackaged Product, McKesson shall automatically substitute the manufacturer's original package.

         4.3      OUT-OF-STOCK ITEMS.

                  (a) McKesson shall notify Rite Aid within [        ] after
         receipt of any EDI Order for Warehouse of any Products on such Order that are out-of-stock at the servicing McKesson distribution center using McKesson's standard order acknowledgment form. McKesson shall also provide Rite Aid's central office, by EDI or other form mutually
         agreeable to the parties, a [    ] report identifying each out-of-stock
         Products for Warehouse, including Manufacturer Cannot Supply Product and the manufacturer's estimate as to when such Products will again be available. The report shall include a separate listing for each Rite Aid warehouse containing out-of-stock

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






         information for each McKesson distribution center the provides Products to such Rite Aid warehouse.

                  (b) In the event that McKesson has part but not all of the quantity of any Product ordered by Rite Aid for Warehouse, McKesson shall provide Rite Aid with all quantities of the Product it has as of the date of the Order in the servicing distribution centers for such Order [







                  ]

                  (c) If any Product is out-of-stock when Rite Aid places an Order for Warehouse in a quantity consistent with Rite Aid's normal replenishment requirements, with appropriate adjustments for anticipated, verifiable seasonal shifts in demand, changes in Rite Aid store count, and inventory build-up for holiday periods and year-end, then [


                           ]

                           (i) If such Product was out-of stock for any reason
                  other than Manufacturer Cannot Supply, Rite Aid's EDI Invoice Price, to the extent of the unfilled quantity on the prior Order, shall be adjusted to the [

                                                                       ]

                           (ii) If such Product was out-of-stock for
                  Manufacturer Cannot Supply, and if McKesson's subsequent shipments of such Product from the manufacturer are at the lower WAC which was in effect at the time of Rite Aid's original Order, then Rite Aid's EDI Invoice Price for Rite Aid's next Order, to the extent consistent with Rite Aid's normal replenishment quantities with appropriate adjustments for anticipated, verifiable seasonal shifts in demand, changes in Rite Aid store count, and inventory build-up for holiday periods and year-end, shall be [

                                                              ]

         4.4      MCKESSON ASV PROGRAM.


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






                  (a) McKesson agrees that it shall give Rite Aid [           ]
         advance notice of any McKesson ASV Products to be listed in a Trading Company Catalog, and the opportunity to purchase the whole quantity, or any lesser quantity, of each of the products listed therein, at a price
         [             ] the price to be set forth in such Trading Company
         Catalogs, [
                                                                 ]

                  (b) Orders for purchases of McKesson ASV Products under this
         Section 4.4 may be placed by fax, phone or EDI. Orders placed at or before 1:00 p.m. local Denver time, Monday through Friday will be
         delivered within [        ] from the time Rite Aid transmits the Order.
         Payment terms of Rite Aid's purchases of McKesson ASV Products by Rite
         Aid shall be [       ] from the date of shipment of the Products.
         McKesson shall provide Rite Aid with separate weekly and monthly written reports summarizing Rite Aid's purchases of McKesson ASV Products, in formats to be mutually agreed by the parties.

         4.5 EMERGENCY NEEDS. If as a result of a McKesson filling or shipping error, Rite Aid has an insufficient quantity of any Rx Product for Warehouse, McKesson agrees to ship (at no additional expense) additional quantities of such Rx Product by expedited next day delivery so that Rite Aid will have sufficient quantities on hand to last until Rite Aid would normally have the product available for store shipments based on the next customary available delivery date. If Rite Aid requests an emergency shipment for Warehouse for any other reason, McKesson agrees to make the shipment, and Rite Aid shall pay any additional freight costs incurred by McKesson in connection therewith.

         4.6 SPECIAL ORDERS. Rite Aid stores may from time to time issue special Orders for OTC Products, Non-Rx Diabetic Products, [
                                                   ] or HBC Products usually not
carried by McKesson (Orders for Rx Products shall never be special Orders), and, if the manufacturer is acceptable to McKesson, McKesson will fill such Orders at listed DSD terms if within the normal McKesson procurement cycle. If such requests require McKesson to procure such special Orders outside of McKesson's normal procurement cycle, Rite Aid will reimburse any special manufacturer's delivery charges for the initial delivery. Any such request for any Products except Rx Products will be subject to the condition that the applicable McKesson
distribution center sell at least [               ]

         4.7      PURCHASE REPORTING.

                  (a) McKesson will provide Rite Aid with Consolidated Weekly, Monthly, Quarterly and Annual Purchase Reports for all Rite Aid store purchases, rolled-up based on Rite Aid's management hierarchy . Such reports shall be delivered by McKesson to Rite Aid headquarters in accordance with Rite Aid's delivery directions.

                  (b) McKesson will provide Rite Aid with two copies of a monthly report of controlled substances purchased from McKesson for each Rite Aid store. One copy of this report will be

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         provided directly to the Rite Aid store and one copy will be provided to the Rite Aid market manager responsible for such store.


5.       DELIVERIES

         5.1 WAREHOUSE. Subject to Section 5.3, each Rite Aid distribution center shall receive deliveries from the corresponding McKesson distribution center in accordance with the Warehouse Order and Delivery Schedule. The Products subject to EDI Orders for Warehouse that are required to be included in each delivery shall be determined based upon the EDI Order time and dates, cut-off and dock-out times, delivery dates and times, and payment schedule specified on the Warehouse Order and Delivery Schedule. In the event that an EDI Order is received after the Cut-off Time, such EDI Order shall be aggregated with the next Order for such Rite Aid distribution center.

         5.2 DSD. Each Rite Aid store shall receive not more than one delivery on each Delivery Day for that store from the corresponding McKesson distribution center in accordance with the DSD Order and Delivery Schedule. Orders for DSD that are transmitted prior to the Cutoff Time for the store for which the Order is placed will be delivered to such store on the next Delivery Day. Products subject to Orders that are transmitted after the Cutoff Time at the Rite Aid store for which the Order is placed, will be delivered to such store on the Delivery Day immediately following the next Delivery Day. CII turn-around times for each store shall be as specified on the DSD Order and Delivery Schedule.
Except as set forth in the DSD Order and Delivery Schedule, [                  ]

         5.3      [      ] DISTRIBUTION.  Rite Aid acknowledges and agrees that
McKesson may distribute any Product to a Rite Aid distribution center or store
[


                                                                               ]

         5.4 ACQUIRED FACILITIES. McKesson agrees that it will solely use the [
                                    ] distribution centers for Products supplied
under this Agreement and shall not use any warehouse facilities by any other supplier that is acquired of McKesson after the Effective Date for Products supplied under this Agreement until such warehouse facilities are fully integrated into McKesson's warehouse distribution and reporting systems.


6.       INVOICES

         6.1 EDI INVOICES. McKesson shall invoice all amounts actually due and payable by Rite Aid on EDI Invoices. EDI Invoices shall be computed in accordance with Section 3 of this Agreement. No amount shall be due and payable by Rite Aid with respect to any Product unless such amount is properly

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reflected on an EDI Invoice. The DSD Invoice Dates and Warehouse Invoice Dates
shall be as set forth on the DSD Order and Delivery Schedule and the Warehouse Order and Delivery Schedule, respectively.

         6.2 STORE INVOICES. For Rite Aid internal management purposes, each shipment of Products for DSD shall be accompanied by a Store Invoice. No amount shown on any Store Invoice shall be actually due and payable by Rite Aid; Rite Aid shall only be obligated to pay EDI Invoices.


7.       PAYMENT

         7.1      WAREHOUSE.

                  (a) Subject to Section 5.3 and Exhibit C, EDI Invoices for deliveries of Products for Warehouse to Rite Aid distribution centers shall be due and payable as follows, but in no event before [ ] after receipt by Rite Aid:

                           (i) EDI Invoices dated from the 1st to the 15th day of the month, inclusive, shall be due and payable on [


                       ]

                           (ii) EDI Invoices dated from the 16th to the end of any month shall be due and payable on the [
                                ]

         Each EDI Invoice shall be dated on the date on which the truck containing the Products subject to such EDI Invoice is scheduled to leave the applicable McKesson distribution center, provided that if the date of the EDI Invoice precedes the date on which the truck actually leaves the applicable McKesson distribution center, then the payment due date with respect to such EDI Invoice specified in clause (i) or clause (ii) as applicable shall be deferred for the number of calendar days by which the EDI Invoice precedes the date on which the truck leaves (for purposes of this Section 7.1(a), if the schedule for departure of trucks from such distribution center is changed so that the truck containing the Products subject to such EDI Invoice leaves the applicable McKesson distribution center after 9:00 p.m. prevailing local time and the truck arrives after the Rite Aid Receiving Start
         Time set forth in Exhibit C, [                                   ]

                  (b)      McKesson shall pass through to Rite Aid [



                                                                               ]

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         [



                                                                       ]

         7.2 DSD. Unless Rite Aid elects to pay EDI Invoices under the accelerated weekly payment incentive program under Section 3.2(b)(iv), EDI Invoices for store deliveries of Products for DSD shall be due and payable as
follows: (a) on the [   ] of each month, with respect to EDI Invoices containing
DSD Invoice Dates from the 1st to the 15th day of the month, inclusive, and (b)
on the [   ] of the following month, with respect to EDI Invoices containing DSD
Invoice Dates from the 16th to the end of the month, inclusive, but in no event
sooner than [           ] after receipt of the EDI Invoices by Rite Aid.

         7.3 NON-BUSINESS DAYS. Notwithstanding anything to the contrary in this
Section 7, if a payment is due pursuant to Section 7.1 or Section 7.2 on a day specified as the "Scheduled Due Date" below, it shall instead be due on the corresponding "Actual Due Date" specified below:


         SCHEDULED DUE DATE                    ACTUAL DUE DATE
         ------------------                    ---------------
     Saturday                             Preceding Business Day
     Sunday                               Following Business Day
     Monday Holiday                       Preceding Business Day
     Non-Monday Holiday                   Following Business Day

         7.4 OFFSETS. Rite Aid agrees to render payment in full to McKesson's designated bank on the applicable due date as specified in this Agreement without making any deductions, offsets, short payments or other accounts payable adjustments to such payment obligation; provided that Rite Aid may, to the extent specifically set forth below in this Section 7.4, defer payment of the specified portion of a McKesson EDI Invoice ("short pay"). All other setoffs, adjustments, recoupments, short payments, excuses for delay by Rite Aid are waived by Rite Aid as a ground for delaying payment.

                  (a)      With respect to Warehouse Products:

                           (i) if the price stated on Rite Aid's Order for any
                  Product is lower than the price appearing on such EDI Invoice for such Product, Rite Aid may short pay an amount equal to the excess of the price for such Product appearing on the EDI Invoice over the corresponding Order price until McKesson has provided supporting documentation from the manufacturer for such Product to Rite Aid;


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                           (ii) if Rite Aid's payment is accompanied by a credit
                  memorandum from the manufacturer of any Product subject to such EDI Invoice that gives McKesson the right to receive immediate corresponding dollar credit from that manufacturer with respect to such Product, Rite Aid may short pay the amount of such credit memorandum;

                           (iii) if Rite Aid has notified McKesson that it is
                  returning any Product directly to the manufacturer or through McKesson and provided McKesson with reasonably detailed documentation of return, Rite Aid may short pay in the amount of such return [
                      ] after such return and McKesson may take a corresponding
                  deduction from the manufacturer on its own account. Rite Aid will repay any amount of such corresponding deduction that McKesson thereafter repays to the manufacturer at the same time that McKesson repays the manufacturer on its own account for its own inventory (including penalties incurred by McKesson for such disputed amount). If McKesson has not taken a corresponding deduction with the manufacturer for its own account, Rite Aid will repay the amount of Rite Aid's deduction to the extent that, after McKesson uses commercially reasonable efforts on Rite Aid's behalf to obtain credit for such return, the manufacturer notifies McKesson that it will not provide such credit.

                           (iv) if any shipment from McKesson contains fewer
                  units of any Product than the number billed for in the EDI Invoice, Rite Aid may defer payment of the excess amount appearing in the EDI Invoice attributable to such shortage,
                  provided that Rite Aid has notified [   ] by telephone of such
                  shortage within three Business Days of receipt of such shipment, and has provided McKesson with a reasonably detailed written description of such shortage within five (5) Business Days following receipt of such shipment, including a cycle count documenting such shortage. Upon receipt of such notice, McKesson shall run a cycle count and use reasonable commercial efforts to investigate the circumstances described in Rite Aid's notice, and Rite Aid will reasonably cooperate in providing information requested by McKesson in connection with such investigation. Rite Aid may defer payment of the disputed amount without additional charge until the earlier of (i) McKesson's issuance of a credit in the amount of such shortage or (ii) McKesson's written notice that it has determined that no shortage has occurred or that the amount of the credit due from McKesson is less than the amount claimed by Rite Aid. If Rite Aid in good faith disputes McKesson's determination Rite Aid may, upon written notice to McKesson, continue to defer payment of such amount until resolution of such dispute, provided that the withheld amount will be subject to the late payment fees described in Section 7.7 from and after the date of such notice to the extent it is subsequently determined that the shortage did not occur or was less than that claimed by Rite Aid;

                   (b)     With respect to DSD Products:


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




         If McKesson has failed to provide Rite Aid with credit for: (i)
         any 100% Returns within [            ] of McKesson's receipt of notice
         that the returned Products are ready to be picked up from Rite
         Aid, (ii) any Order Credits within [                  ] of McKesson's
         receipt of notice of such Order Credit, or (iii) any Special
         Returns within within [              ] of McKesson's receipt of notice
         that the returned Products are ready to be picked up from Rite Aid, then Rite Aid may defer payment of an amount equal to such credits until the earlier of McKesson's issuance of a credit memorandum to Rite Aid in such amount or McKesson's written notice that it has determined that no credit or a lower credit was required in accordance with the terms of this Agreement. If Rite Aid in good faith disputes such determination, Rite Aid may, upon written notice to McKesson, continue to defer payment of such amount until resolution of such dispute, provided that the deferred amount will be subject to the late payment fees described in Section 7.7 from and after the date of such notice to the extent it is subsequently determined that such credit was not issuable to Rite Aid.

                  (c) With respect to DSD Products and Warehouse Products:

         In the case of an EDI Invoice from McKesson which fails to reflect any McKesson Credit applicable to such EDI Invoice, Rite Aid shall give written notice thereof to McKesson within [ ] after receipt of such invoice with supporting documentation, and Rite Aid may deduct the amount of such McKesson Credit from its payment on such EDI Invoice.

         7.5 PRICE CORRECTIONS. Provided that McKesson provides Rite Aid with notice and documentation supporting such claim, McKesson may correct through deduction or addition to any credit due to Rite Aid the amount of any pricing error by McKesson for Products purchased under the terms of this Agreement.

         7.6 PAYMENT METHOD. Payments by Rite Aid for all purchases under this Agreement shall be via electronic funds transfer of immediately available funds or such other means of providing McKesson with immediately available funds as may be reasonably acceptable to McKesson. Credits or payments due Rite Aid under this Agreement shall be subject to the methodologies set forth in Exhibit W or such other means selected by Rite Aid that is reasonably acceptable to McKesson.

         7.7 LATE PAYMENTS. Any payments or credits by either party made after the due date set forth in this Agreement (including amounts wrongly
withheld by either party) shall be charged a [         ] fee (or the maximum
amount permissible under applicable law, if lower). An amount shall be deemed to be wrongly withheld if the dispute to which the withholding relates is resolved against the withholding party.

         7.8 QUARTERLY ACCOUNTING. Every three (3) months after the Effective Date of this Agreement each party shall submit to the other a reasonably detailed summary of all late payments owed to it within the meaning of Section
7.7. [
                                                                               ]

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






[                                   ].  Notwithstanding anything to the contrary
in Section 7.7, no late payment penalties shall accrue until [
                                                                               ]

         7.9 PAYMENT FOR PURCHASES. Rite Aid Corporation shall be ultimately responsible for payment for all purchases hereunder.

         7.10 PAYMENT ADJUSTMENTS. With respect to any payment or credit to Rite Aid on Exhibit W for which Payment Adjustment Days are identified, McKesson will add a McKesson Payment Adjustment on such amount based on such number of Payment Adjustment Days, provided that in the case of [
                           ] under Section 3.9, the McKesson Payment Adjustment
will be calculated in accordance with Section 3.9. With respect to any payment by Rite Aid on Exhibit W for which Payment Adjustment Days are identified, McKesson will receive a Rite Aid Payment Adjustment on such amount in accordance with the terms of Exhibit W.


8.       RETURNS

         8.1 REGULAR WAREHOUSE RETURNS. McKesson will accept returns of the following Products purchased by Rite Aid for Warehouse: (a) items newly introduced by manufacturers to the extent not sold by Rite Aid; (b) manufacturer approved returns; (c) manufacturer returns where no advance authorization from the manufacturer is required; and (d) returns of items whose manufacturer requires returns to go through the wholesaler. McKesson shall provide Rite Aid with [
                                                             ]  Credits will be
issued to the extent of Rite Aid's Pro Rata Share of amounts actually received
from manufacturers within [       ] after receipt from the manufacturer.

         8.2 REGULAR DSD RETURNS. McKesson will accept returns of all 100% Return Products purchased by Rite Aid for DSD. Credits for 100% Returns will be
issued within [           ]of McKesson's receipt of notice that the returned
Products are ready to be picked up from Rite Aid. Order Credits will be issued
within [     ] of McKesson's receipt of notice of such Order Credit. The amount of credit allowed by McKesson for 100% Returns and Order Credits will be
determined based on [              ] for the returned Products or Order
Shortages or upon the [       ]Store invoice numbers are required for all 100%
Returns except recalls. Any return accepted by McKesson by Telxon shall be picked up by McKesson and Rite Aid will receive a 100% credit. No credit will be given for all other returned Products except for Special Returns and all "no credit" items will be sent back to the store which initiated the return.

         8.3 REGULAR RETURN POLICIES. In the event either party is able to effect returns to any manufacturer on terms and conditions more favorable than such manufacturer's published returns policy, then such party shall use reasonable commercial efforts to make such favorable terms and/or conditions available to the other party.

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






         8.4[







































                                                                               ]

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[

         ]


9.       TRANSITION

         9.1      GENERAL.

                  (a) On or before the Transition Start Date, (i) McKesson shall acquire sufficient inventory and take all other steps necessary to provide Products to Rite Aid for DSD out of McKesson's own inventory in compliance with the terms of the Accelerated Transition Plan for DSD set forth in Exhibit J-1, and (ii) for Warehouse purchases, Rite Aid and McKesson will develop a plan to notify manufacturers of the additional McKesson purchase requirements based on this Agreement and a plan to effect dock-to-dock transactions, as and when such transactions may be required under this Section 9.1(a). In the event that external conditions require Rite Aid to transition the Rite Aid warehouses earlier than the times set forth in Schedule J-2, Rite Aid may place an Order for any Rx Product for Warehouse with McKesson. If McKesson does not have sufficient inventory to provide such Rx Product to Rite Aid, McKesson may forward such Order to the manufacturer of such Rx Product for delivery on a customary dock-to-dock basis in accordance with the procedures developed by the parties. Except for delivery turn-around periods, all pricing and all other terms regarding such Orders shall be governed by the terms and conditions of this Agreement; provided however, if McKesson forwards Orders for Warehouse of any Rx Product for dock-to-dock delivery after the time set forth in Exhibit J-2 for transitioning the manufacturer of such Rx Product, McKesson shall
         provide [                  ] in accordance with Exhibit W, equal to [
                                                                              ]

                  (b) Rite Aid and McKesson will use reasonable commercial efforts to transition all Rite Aid Stores and Warehouses to this Supply Agreement in accordance with the Transition Plans set forth in Exhibits
         J-1 and J-2 attached to this Agreement. If, at the end of [           ]
         following the Transition Start Date, McKesson has complied with the terms of this Agreement, including the Transition Plan and Rite Aid has failed to transition all of its stores and all of its warehouses (except for Tuscaloosa) to McKesson, then McKesson may [

                                    If, at the end of [                ]
         following the Transition Start Date, McKesson has complied with the terms of this Agreement, including the Transition Plan and Rite Aid has failed to transition all of its stores and all of its warehouses (except for Tuscaloosa) to McKesson, [
                                                    ] In the event that McKesson

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         fails to complete the transition as set forth in the Transition Plan,
         McKesson's required service levels and penalty payments shall be governed by the terms of Exhibit J-3.

         9.2      [







                  ]

         9.3 CONVERSION ALLOWANCE. [            ] after the Effective Date,
McKesson will pay to Rite Aid a Conversion Allowance of [            ] In the
event of any termination of this Agreement prior to the end of the Initial Term other than a termination by Rite Aid pursuant to Section 15.3(a), (b) or (d), or upon the occurrence of a Repayment Event set forth in Section 9.5, Rite Aid
will, [            ] before the effective date of such termination or Repayment
Event, pay to McKesson, in immediately available funds, an amount equal to [
                                                                               ]

         9.4 DEVELOPMENT ALLOWANCES. If at the end of the Initial Term hereof, this Agreement is extended for an additional three year term, McKesson will pay
to Rite Aid, [             ] days after the first day of such extension term, a
Development Allowance in the amount of [      ]. In the event of any termination
of this Agreement prior to the end of such extension [
                                           ] or upon the occurrence of a
Repayment Event set forth in Section 9.5, Rite Aid will, [         ] before the
effective date of such termination or Repayment Event, pay to McKesson, in immediately available funds, [

                                   ]

         9.5 REPAYMENT EVENTS. The following shall constitute Repayment Events for purposes of Sections 9.3 and 9.4: Rite Aid shall reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or subsequently acquired) to any third party, provided that it shall not be a Repayment Event if the corporation into which Rite Aid is merged or the corporation formed by such consolidation or the third person acquiring all or substantially all of Rite Aid's assets: (i) shall be a corporation organized and existing under the laws of the United States of America or any state thereof, (ii) shall assume the payment of the Conversion Allowance or Development Allowance, and the performance of each covenant to be performed under this Agreement, as fully as if such successor had been Rite Aid, and

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(iii) shall agree to engage in substantially the same volume of business under this Agreement as Rite Aid immediately prior to such transaction.

10.      GENERIC DRUGS

         10.1     GENERIC AUTOSUBSTITUTION.

                  (a) Regardless of which Generic Rx Product or package size thereof is ordered by any Rite Aid store, McKesson will automatically substitute the corresponding Product Identification Number from the Rite Aid Generic Formulary. For any Product Identification Number within a GCN or package size ordered by a Rite Aid store under the Rite Aid Generic Formulary for which McKesson is out of stock, McKesson will automatically substitute the corresponding Product Identification Number from the McKesson Select Generic Formulary in the same package size as ordered by the Rite Aid store. In addition, for any Product Identification Number within a GCN ordered by a Rite Aid store for which there is not a corresponding product in the Rite Aid Generic Formulary, McKesson will automatically substitute such item with the corresponding Product Identification Number from the McKesson Select Generic Formulary in the same package size as ordered by the Rite Aid store. In the event that McKesson is out of stock on the corresponding McKesson Select Generic Formulary item, or the McKesson Select Generic Formulary does not have a corresponding Product Identification Number in that GCN, then McKesson will automatically substitute such item with the corresponding Product Identification Number from the McKesson Multi-Source Generic Formulary in the same package size as ordered by the Rite Aid store. In the event that McKesson is out of stock on the corresponding McKesson Multi-Source Generic Formulary item, or the McKesson Multi-Source Generic Formulary does not have a corresponding Product Identification Number in that GCN, then McKesson will provide an appropriate generically equivalent Generic Rx Product in the same package size as ordered by the Rite Aid store at [

                           ]

                  (b) In order to override the foregoing autosubstitution program, a Rite Aid pharmacy shall be required to call the McKesson Customer Care Service Center and specifically request the override. At the time of the override request to the McKesson Customer Care Service Center, McKesson will record the Rite Aid store number and the name of the pharmacist making such request. McKesson shall report to Rite Aid all such requests electronically on a weekly basis. Such report shall be prepared based on the formats requested by Rite Aid, shall include the Generic Rx Product requested and identify the pharmacist and Rite Aid store requesting the override and shall be delivered in accordance with Rite Aid's management hierarchy. No Order shall be considered for override unless the Rite Aid store first specifically requests the override.

         10.2 CHANGES TO RITE AID GENERIC FORMULARY. Rite Aid will give written notice to McKesson of changes to the Rite Aid Generic Formulary from time to time, including the proposed effective date of

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such changes. When any Generic Rx Product becomes an Accepted GSP it will automatically replace the corresponding product on the Rite Aid Generic Formulary for purposes of this Agreement. McKesson will stock any changed item
within the later of (i) [              ] after such written notice, or (ii) the
proposed date of such change.

         10.3     [


































                                                                               ]

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






         [







































                                                              ]

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






                           [










                                                                     ]

         10.4     [


























                                                                               ]

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






         [










                                    ]








                  ]


11.      [                          ]

         11.1     [





                                                                              ]

         11.2     [



                                                                               ]

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






         [








                                            ]

         11.3     [

















                                                                              ]

         11.4     [







                                                                               ]


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






         [







































                                                     ]

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






         [







































                                                                              ]

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






         [

                                    ]


         [


                       ]

         11.5     [








         ]

         11.6     [





                                    ]


12.      MCKESSON SERVICES

         12.1 SERVICE LEVEL AGREEMENT. Beginning on the Transition Start Date, the services provided by McKesson under this Agreement will be subject to the service levels specified in Exhibit J for the transition period. After completion of the transition period, the services provided by McKesson under this Agreement will be subject to the service levels specified in the Service Level Agreement. The remedies set forth in the Service Level Agreement shall be Rite Aid's exclusive recovery of monetary damages for McKesson's failure to meet the service levels set forth in the Service Level Agreement. During the Term, on a weekly basis and at the end of each complete Calendar Month, Calendar Quarter and the end of each Contract Year, McKesson shall provide Rite Aid with a report setting forth the results of the Composite Performance Measurement for such week, Calendar Month, Calendar Quarter or Contract Year, including

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






all individual components necessary for Rite Aid to calculate the Composite Performance Measurement. In the event that the Composite Performance Measurement during any such period falls below the levels set forth in the Service Level Agreement, McKesson shall pay the penalties set forth in the Service Level Agreement at the time of any such report.

         12.2     CUSTOMER SUPPORT.

                  (a) Headquarters. At no cost to Rite Aid, to assist with transition and operations under this Agreement, McKesson will install a National Account Director and an Administrator on-site at Rite Aid headquarters. Both such persons will be experienced and fully trained, and supplied with personal computers by McKesson. The National Account Director will work closely with Rite Aid personnel (including home office personnel) to coordinate inventory procurement activities, support customer reporting systems, assist in daily/weekly/month-end financial reconciliation activities, interface with Rite Aid and McKesson field operations to resolve service issues, schedule and facilitate unique events (e.g., one time annual returns clean up). The National Account Director shall have the ability to access information regarding the Deal Information List, inventory levels for specific Products, purchase order status, return receipts and other similar information for purposes of determining the prices and Composite Performance Measures under this Agreement and to provide such information to Rite Aid upon Rite Aid's request. In addition to the McKesson personnel at Rite-Aid headquarters, Rite Aid will have the right to install a full-time employee at McKesson Headquarters and/or the McKesson Customer Care Service Center in Carrollton, Texas. Each party recognizes that personnel placed on the other party's site shall be subject to the confidentiality restrictions set forth in Section 13 and any other confidentiality or information access limitations that the hosting party may request.

                  (b) Field Operations. The McKesson Customer Care Service Center shall provide Rite Aid support for day to day service requirements of individual stores, including without limitation, product information, process return and credit requests and delivery issues. McKesson shall provide dedicated Rite Aid Customer Service Representatives to insure consistent knowledge and understanding of their service needs and a dedicated national toll free telephone line for use only by Rite Aid stores for all hours that the McKesson Customer Care Service Center is open, but not less than 8:00 a.m. to 11:59 p.m., eastern time, Monday through Friday; McKesson will provide service for emergency orders from 8:00 p.m. through 11:59 p.m., pacific time.

                  (c) Vendor Disputes/Catastrophic Losses. McKesson will use diligent efforts to assist Rite Aid to resolve all vendor disputes and to work around problems caused by catastrophic loss.

                  (d) Customer Care Service Center. McKesson will provide Rite Aid, at no cost to Rite Aid, all services, including all reports, provided to any McKesson retail customers from the McKesson Customer Care Service Center during the Term.


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                  (e) Trade Show. McKesson shall participate in Rite Aid's
         annual vendor trade show, at a cost not to exceed the published cost
         for Rite Aid's primary vendors (such cost shall be [    ] for the first
         trade show after the Effective Date).

         12.3     CONTRACT MANAGEMENT.

                  (a) McKesson agrees to service all manufacturers' contracts negotiated by Rite Aid consistent with the terms of this Agreement, provided such manufacturers are approved suppliers of McKesson that have satisfied the corporate indemnification and insurance requirements set forth in McKesson's Buying Terms Form, a copy of which has been provided to Rite Aid. For purposes of this Agreement, any manufacturer with whom McKesson is currently doing business at time of request will be deemed to have satisfied the foregoing requirements as of the date
         of any such request. McKesson shall have [           ] for contracts
         covering 100 or more items, [
                ] for contracts covering fewer than [         ] but more than
         [          ] items, [        ] for contracts covering [       ] or
         fewer items but more than [      ] items, and [        ] for contracts
         covering [       ] or fewer items in which to load new contract prices
         after receipt thereof; any purchases of such Contract Products during or prior to the expiration of the loading period shall be at the prior contract prices, if any, until the earlier of the loading of the new contract prices or expiration of the prior contract.

                  (b) Rite Aid shall be invoiced and liable for unpaid chargebacks resulting from eligibility issues regarding any contract manufacturer; provided that McKesson has submitted a chargeback to the
         manufacturer within [       ] of Rite Aid's purchase of the Contract
         Product [              ] If the chargeback has not been paid within [
                   ] of its submission, McKesson will so notify Rite Aid in writing. If any submitted chargeback is denied by the manufacturer,
         McKesson will notify Rite Aid in writing within [              ] of the
         denial.

                  (c) In the event a manufacturer (i) makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver or trustee is appointed with respect to a substantial part of the manufacturer's property or a proceeding is commenced against it which will substantially impair its ability to pay on chargebacks or (ii) otherwise defaults in the payment of chargebacks to McKesson, Rite Aid shall be invoiced and become liable for the unpaid chargebacks allocable to its purchases from such manufacturer so long as such chargebacks have been submitted and followed-up by McKesson in conformity with the requirements of this Section 12.3 McKesson agrees to immediately notify Rite Aid when any such vendor situation results in the nonpayment of submitted chargebacks.


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         12.4     SYSTEM SERVICES AND EQUIPMENT.

                  (a) The following systems and services will be made available to Rite Aid by McKesson at no charge to Rite Aid:

                           (i) Telxon electronic order entry equipment (including shelf wand) at each current and new store;

                           (ii) Item price stickers with Rite Aid custom pricing, where required, and other features such as:
                                    (1)     Department number
                                    (2)     Invoice cost
                                    (3)     Month and year ordered
                                    (4)     Store name
                                    (5)     AWP and/or retail pricing

                                    (Note: Each feature is available for both Rx
                                    Products and OTC Products);

                           (iii)    Bar-coded shelf labels;

                           (iv) A complete catalog or microfiche (Rite Aid's choice) of items stocked by McKesson's Distribution Centers. This catalog or microfiche will be furnished every [
                                                 ] and will be updated by a
                                    cumulative monthly supplement showing
                                    additions and deletions in a format similar
                                    to such catalog or microfiche. At Rite Aid's
                                    direction and request, a fiche reader will
                                    be supplied to each Rite Aid store. In
                                    addition, McKesson will provide a Generic Rx
                                    Product catalog every [          ] providing
                                    the brand name, generic name and Product
                                    Identification Number for each Generic Rx
                                    Product, with lists alphabetized by both generic and brand names.

                           (v) One (1) InfoLink/EconoLink system (including all hardware) will be provided to Rite Aid's headquarters that has the capacity to handle all Rite Aid representative requests, including combining all Rite Aid Warehouse and DSD purchase information and charges. McKesson, at Rite Aid's request, will assist Rite Aid in revising all such data to be compatible with Rite Aid's internal systems and shall allow Rite Aid to transmit both Rite Aid and McKesson data back and forth from Rite Aid systems to the InfoLink/EconoLink system. Upon termination of this Agreement, McKesson will provide Rite Aid with all of Rite Aid's data that is on the InfoLink/EconoLink system in the format used by Rite Aid's systems.

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                                    Additional InfoLink/EconoLink systems will
                                    be made available to Rite Aid pharmacies for
                                    a charge of [                   ] Rite Aid
                                    agrees that the InfoLink/EconoLink system is owned by McKesson and that Rite Aid will return the system upon termination of this Agreement. The InfoLink/EconoLink System will be subject to a separate license agreement between the parties (there shall be no additional cost to Rite Aid for such license).

                           (vi) McKesson will set up a system so that all faxes and other communications McKesson receives from manufacturers related to the Agreement will be provided by McKesson directly to Rite Aid's central office or warehouses as directed by Rite Aid and will use reasonable commercial efforts to establish a system where such communications are received by Rite Aid directly from manufacturers.

                           (vii) McKesson shall reimburse Rite Aid for all costs associated with the development, production and distribution of a training video concerning McKesson supply terms and conditions and other related matters, up to
                                    a maximum amount of [         ]

                  (b) During the Term of the Agreement, McKesson will promptly reimburse Rite Aid for [ ] of all information technology expenditures, upon presentation of appropriate supporting documentation by Rite Aid, incurred in connection with systems relating to procurement of Products from McKesson, including replenishment and reporting, up to a maximum
         reimbursement of [          ]in the aggregate. McKesson will be
         responsible for 100% of its own information technology expenditures for required technology investments.


13.      CONFIDENTIAL INFORMATION

         13.1 NON-DISCLOSURE. Neither party shall, without the prior written consent of the other party, provide, disclose, transfer or otherwise make available any Confidential Information, or any portion or copy thereof, to any third party. Each party shall give access to Confidential Information solely to those employees and agents with a need to have access thereto, and who have agreed to protect the Confidential Information in accordance with this Agreement. Each party shall take the same security precautions to protect against disclosure or unauthorized use of the Confidential Information that it takes with its own confidential information of a similar kind, which in no event shall be less than a reasonable standard of care to prevent any such disclosure or unauthorized use. Neither party shall be in breach of this provision if Confidential Information is disclosed (a) with the other party's prior written approval or (b) pursuant to any judicial or governmental request, requirement or order, provided that reasonable steps are taken to give the other party sufficient prior notice in order to contest such request, requirement or order.

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         13.2 NON-USE. In furtherance and not in limitation of Section 13.1, each party (the "Guest Party") shall cause all individuals who will be located on the other party's site to execute a written agreement with such other party (the "Host Party"), in form and substance satisfactory to the Host Party, pursuant to which such individuals will be bound to (a) maintain in strictest confidence all Confidential Information of the Host Party, (b) refrain from using or disclosing any of the Host Party's Confidential Information during their employment with the Guest Party (other than use, but not disclosure, in furtherance of their performance of the essential functions of their positions with the Guest Party and in accordance with the terms of this Agreement) and (c) refrain from accepting any employment position within the two-year period following termination of their employment with the Guest Party that would effectively require use or disclosure of the Host Party's Confidential Information, or any abstract or summary thereof, to or for the benefit of any other person.


14.      LIMITATION ON LIABILITY

In no event shall Rite Aid or McKesson be liable to the other party or any other entity for any special, consequential, incidental, or indirect damages, however caused, on any theory of liability, and whether or not they have been advised of the possibility of such damages.


15.      TERM AND TERMINATION

         15.1 INITIAL TERM. The initial term of this Agreement (the "Initial Term") commences on the Effective Date and expires on the third anniversary of the Effective Date, unless earlier terminated in accordance with this Article 15.

         15.2 RENEWAL TERM. Unless the Initial Term has previously been terminated or expired in accordance with this Article 15, Rite Aid may renew this Agreement for an additional three (3) year term ("Renewal Term") at the conclusion of the Initial Term on the same terms and conditions by giving not less than 90 days' prior written notice in accordance with the provisions of
Section 17.4 of this Agreement.

         15.3     TERMINATION.

                  (a) In the event of a breach by a party of its material obligations hereunder, the other party may terminate this Agreement upon five days' prior written notice of such termination, if such breach has not been cured within ninety (90) days (or, if the breach consists of a failure to pay undisputed amounts, within fifteen (15)
         days) after prior written notice to the breaching party of the existence and nature of the breach and of the non-breaching party's intention to terminate if not cured.

                  (b) Either party may terminate this Agreement upon 10 days' prior written notice if:

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






                           (i) the other party files any petition under any
                  bankruptcy, reorganization, insolvency or moratorium laws, or any other law or laws for the relief of or in relation to the relief of debtors;

                           (ii) there shall be filed against the other party any
                  involuntary petition under any bankruptcy statute or a receiver shall be appointed to take possession of all or any substantial part of the assets of the other party, and such petition or appointment shall not have been dismissed or terminated within 60 days after the date thereof;

                           (iii) the other party makes any general assignment
                  for the benefit of creditors or admits in writing its inability to meet its obligations as they mature; or

                           (iv) the other party institutes any proceedings for
                  the liquidation or winding-up of its business other than for the purposes of any reorganization, consolidation or merger.

                  (c)      If Rite Aid shall fail to transfer [

                                                                               ]

                  (d) In addition to the right to terminate set forth in Section 15.3(a), Rite Aid may terminate this Agreement at any time upon five days' prior written notice if McKesson's Composite Performance Measure falls below the level specifically set forth in the Service Level Agreement giving rise to such right of termination for the periods of time applicable thereto, and McKesson fails to cure such situation under the terms of the Service Level Agreement.

                  (e)      [

                                     ]  Promptly following McKesson's receipt of
         such notice, the parties will attempt to negotiate modifications to this Agreement to appropriately reflect such additional volume. If the parties are unable to agree upon such modifications within ninety (90) days following Rite Aid's notice, Rite Aid may give written notice of termination to McKesson, which termination shall be effective sixty
         (60) days after receipt of such notice of termination by McKesson. Rite Aid agrees that its shall not give McKesson written notice of termination under this Section 15.3(c) during the first eighteen (18) months after the Effective Date, plus the number of days, if any that the Initial Term is extended under Section 8.1 for Rite Aid's transition delay. [

                                     ]


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






                  (f)      [
                                                       ] McKesson has the option
         to terminate this Agreement with one hundred twenty (120) days prior notice to Rite Aid. For purposes of this Section 15.3(f), a store shall be considered acquired by Rite Aid if it becomes subject to the terms of this Agreement within sixty (60) days of such transaction.

                  (g) McKesson may terminate this Agreement under the circumstances set forth in Section 9.1.

         15.4     CONSEQUENCES OF TERMINATION.

                  (a) Any termination or expiration of this Agreement shall be without prejudice to, and shall not act as any bar to or waiver of, (i) the rights of either party to all amounts due to such party at the time of such termination or expiration, (ii) the obligations of each party under Article 13 of this Agreement and (iii) such rights as either party may enjoy at law or in equity.

                  (b) At Rite Aid's election, unless such termination is based upon Rite Aid's failure to pay undisputed amounts, McKesson shall continue to provide Rite Aid with Products under the terms and conditions of this Agreement for a period of ninety (90) days after termination of this Agreement.


16.      RECORDS AND AUDIT

         16.1 RECORDS. McKesson and Rite Aid shall maintain all records relating to services performed under this Agreement as required by applicable law (but in no event less than three (3) years) and will keep clear and accurate records sufficient to enable the other party to review and audit the services provided by McKesson under this Agreement, including without limitation, verification of all rebates and other amounts payable under this Agreement and of McKesson's conformance with the Performance Criteria.

         16.2 AUDITS. Not more than three times in any twelve-month period, and following 30 days advance written notice to the other party, either party will have the right to appoint one or more of its employees or representatives of a national independent auditing firm to review those relevant records of the other party for the sole purpose of verifying compliance with the terms of this Agreement. Any such review will be subject to a confidentiality provisions set forth in Section 15.2, including without limitation, the execution of appropriate non-disclosure agreements by all independent reviewers prior to review of such records. Within thirty (30) days of the completion of any such audit, the reviewing party shall provide the other party with a report of the results of such audit and any amounts found by such audit that the parties agree to be in error will be promptly settled (neither party shall unreasonably withhold such agreement). In the event that the audit reveals a discrepancy resulting in a loss to Rite Aid in excess of 10 bps, then McKesson will reimburse Rite Aid's expense for the audit.

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







17.      MISCELLANEOUS

         17.1 FORCE MAJEURE. If service from any McKesson distribution center to any Rite Aid store or distribution center is interrupted or delayed because of strike, lockout, labor dispute, fire or other casualty, or any other reason beyond the reasonable control of McKesson, McKesson will take such action, without additional cost or expense to Rite Aid, to maintain service as mutually agreed upon to affected Rite Aid facilities from an alternate McKesson Distribution Center. McKesson shall identify and utilize such alternate McKesson Distribution Center within 24 hours after strike or similar event. In no event shall delays based on Force Majeure exceed three (3) days and McKesson shall be responsible for all costs incurred by Rite Aid from any delay in excess of three
(3) days, including without limitation, reimbursement of the amount, if any, that the cost to Rite Aid of acquiring the Products from a third party during such period exceeds the Purchase Price that would have been paid under the terms of this Agreement. Any delays that exceed three (3) days shall not relieve McKesson of its obligations under the Service Level Agreement.

         17.2 DEA. Rite Aid will certify that all Rite Aid pharmacies are properly and completely licensed in compliance with all applicable state and federal laws, regulations, and rules, and are licensed to order and dispense
Schedule II Narcotic, Schedule II Nonnarcotic, Schedule III Narcotic, Schedule III Nonnarcotic, Schedule IV and Schedule V Rx Products. Such certification will be provided in the form of a list of each store and their respective state and Federal license numbers and expiration dates. On a monthly basis an updated list will be given to the McKesson representative resident at Rite Aid's headquarters. Any questions or problems regarding the licensing of any Rite Aid store will be sent to the attention of Jim Krahulec, or contact can be made by phone at (717) 975-5710.

         17.3 REGULATION. Rite Aid and McKesson understand and acknowledge that all product discounts and rebates earned by or granted under this Agreement may be subject to certain state and federal laws and regulations regarding reporting and/or disclosure requirements and may be required to be reflected in the costs claimed or charges made by Rite Aid's stores under Medicare, Medicaid or any other health care reimbursement program or provider plan.

         17.4 NOTICES. Any notices given under this Agreement shall be in writing and sent by registered or certified postage prepaid mail, express delivery, or confirmed telecopier transmission, addressed as follows:


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






         (a)      If to McKesson:

                  McKesson Corporation
                  One Post Street, 36th Floor
                  San Francisco, CA  94104
                  Facsimile:  (415) 983-9272
                  Attention:  Jack Fragie, Senior Vice President, National
                              Accounts

         (b)      If to Rite Aid:

                  Rite Aid Corporation
                  30 Hunter Lane
                  Camp Hill, PA  17011
                  Facsimile:  (717) 731-4730
                  Attention:  Eric Sorkin, Vice President

                  with a copy, as to notices of breach, default or termination only, to:

                  Rite Aid Corporation
                  30 Hunter Lane
                  Camp Hill, PA  17011
                  Facsimile:  (717) 760-7867
                  Attention:  Elliot S. Gerson, Senior Vice President and
                              General Counsel

Either party may change the address to which notices must be sent by providing written notice of the change to the other party in accordance with the provisions of this Section 17.4. Any notice so given shall be deemed to have been given on the date it was received.

         17.5 TAXES. If any federal, state, or local tax currently or in the future is levied upon McKesson that relates or applies to the Products or any transactions covered by this Agreement (excluding taxes imposed on McKesson's net income) and such taxes are not included in WAC, then McKesson shall separately bill Rite Aid for any such tax paid by McKesson; provided, however, that Rite Aid will have no obligation with respect to fines or penalties resulting from failure to pay such taxes unless McKesson first notifies Rite Aid as to such taxes within five (5) Business Days after McKesson is first notified of them.

         17.6 OUTSTANDING AMOUNTS. As of the Effective Date, except for current payment due amounts for Rite Aid stores in Alaska and Hawaii, both parties recognize that there are no outstanding amounts due from the other party for Products provided prior to the Effective Date.

         17.7 INDEPENDENT CONTRACTORS. For all purposes, Rite Aid and McKesson shall remain independent contractors. Accordingly, this Agreement does not constitute a partnership or other joint

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






venture between the parties and neither party shall be deemed to be an agent or representative of the other. For purposes of certainty, neither the Lead Purchasing Representative nor any other representative of either party is a representative of, or shall have any power to bind the other party.

         17.8 ASSIGNMENT. Neither this Agreement nor any rights, privileges, duties or obligations under this Agreement may be assigned, sublicensed, sold, mortgaged, pledged or otherwise transferred or encumbered by either party without the prior written consent of the other party, which consent may be withheld at such other party's sole discretion; provided, however, that a merger or consolidation of a party into or with a third party shall not be deemed to be an assignment. Any attempt to assign this Agreement without the consent of the other party hereto shall be void. This Agreement shall be binding on all permitted assignees and on all successors in interest to the parties hereto.

         17.9 INDULGENCES. No failure or delay on the part of any party in exercising any right hereunder, irrespective of the length of time for which such failure or delay shall continue, will operate as a waiver of, or impair, any such right. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. No waiver of any right hereunder will be effective unless given in a signed writing.

         17.10 SEVERABILITY. If any provision in this Agreement is held to be invalid or unenforceable under any circumstances, its application in any other circumstances and the remaining provisions of this Agreement shall not be affected thereby.

         17.11 INTERPRETATION. The Article and Section headings in this Agreement and in the Exhibits attached hereto are for purposes of reference only and shall not restrict or affect the meaning of application of any provision herein or therein contained.

         17.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together one and the same document.

         17.13 ANNOUNCEMENT. Neither party may provide a press release or any other marketing or publicity materials regarding this Agreement without the prior approval of the other party, which approval shall not be unreasonably withheld. The parties agree that no such materials will be released until after the Transition Start Date unless in the reasonable opinion of the independent legal counsel of either party, such release is required in order to prevent material liability to such party under applicable securities laws.

         17.14 ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto constitute the entire agreement and understanding of the parties relating to the subject matter hereof, and no representation, condition, understanding or agreement of any kind, oral or written, shall be binding upon the parties unless expressly set forth herein or therein. This Agreement supersedes all prior written and oral agreements and all other communications between Rite Aid and McKesson. Amendments to this Agreement shall be effective only if in writing and signed by Rite Aid and McKesson.

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






IN WITNESS WHEREOF, Rite Aid and McKesson have executed this Agreement as of the day first written above.

RITE AID CORPORATION                      McKESSON CORPORATION



By:    /s/ ERIC SORKIN                    By: /s/ MARK T. MAJESKE
       --------------------------             --------------------
Name:  Eric Sorkin                        Name:  Mark T. Majeske
Title: V.P. Pharmacy Purchasing           Title: President - Customer Operations
                                                 Group

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
                                   EXHIBIT A

                                   EXHIBIT B

                        DSD ORDER AND DELIVERY SCHEDULE

     The attached schedule sets forth the current McKesson Distribution Center, Order Cut-off Time, scheduled Delivery Days, delivery time and C-II turnaround time for Rite Aid stores. The number of Delivery Days for each store may be changed by Rite Aid in accordance with Section 3.2(b)(iii) of the Agreement. The servicing Distribution Center, delivery time, and C-II turnaround time may be changed by McKesson upon ten business days' prior notice to Rite Aid, provided that:

     (a) The percentages of stores with delivery times in the following categories shall be no less favorable to Rite Aid (i.e., no later) than the percentages of stores with delivery times in such categories as currently set forth on the attached schedule:

     (i)   1:00 p.m. or earlier
     (ii)  1:01 p.m. to 3:00 p.m.
     (iii) 3:01 p.m. to 4:00 p.m.

     (b) The percentages of stores with C-II turnaround times of one day shall
be no less than [   ]; the parties agree that within 60 days following the
Effective Date such percentage will be updated to reflect the actual percentage of stores with C-II turnaround times of one day, but in no event less than
[   ]. Thereafter the percentage of stores with C-II turnaround times of one day shall be no lower than that determined at the end of such 60 day period.

                                  EXHIBIT C-1
                                    RITE AID
                      WAREHOUSE ORDER & DELIVERY SCHEDULE

                                  EXHIBIT C-2


WAREHOUSE PACKAGING AND DELIVERY REQUIREMENTS

1.        Introduction

Below is a summary of the packaging, labeling and Receiving requirements for the Brokerage Business.

1.1       Labeling

Each Pick, whether case, Innerpak and piece will be labeled by McKesson. Each label will contain certain data documented below.

1.1.1.    Case Label

The Case label will contain the following detail information:
          [ ] NDC Number (Barcode and Numeric)
          [ ] Rite Aid Item Number (Barcode and Numeric)
          [ ] Item Description and Size
          [ ] Purchase Order Number
          [ ] Purchase Order Line Number
          [ ] Rite Aid DC Specific Pick Location
          [ ] Rite Aid DC Specific Putway Zone
          [ ] Number of Pieces

Note: The Barcode versions of NDC Number and Rite Aid Item number will not be supported immediately, but will be in place with the opening of the Rite Aid Mid Atlantic facility in September 1998.

1.1.2.    Innerpak Label

The Innerpak label will contain the following detail information:
          [ ] NDC Number (Barcode and Numeric)
          [ ] Rite Aid Item Number (Barcode and Numeric)
          [ ] Item Description and Size
          [ ] Purchase Order Number
          [ ] Purchase Order Line Number
          [ ] Rite Aid DC Specific Pick Location
          [ ] Rite Aid DC Specific Putway Zone
          [ ] Number of Pieces

Note: The Barcode versions of NDC Number and Rite Aid Item number will not be supported immediately, but will be in place with the opening of the Rite Aid Mid Atlantic facility in September 1998.

1.1.3     Piece Label

The Piece label will contain the following detail information:
          [ ] NDC Number (Barcode and Numeric)
          [ ] Rite Aid Item Number (Barcode and Numeric)
          [ ] Item Description and Size
          [ ] Purchase Order Number
          [ ] Purchase Order Line Number
          [ ] Rite Aid DC Specific Pick Location
          [ ] Rite Aid DC Specific Putway Zone
          [ ] Number of Pieces

Identical Piece Pick Items will be bagged together and labeled



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                                                                     Page 1 of 2

Note: The Barcode versions of NDC Number and Rite Aid Item number will not be supported immediately, but will be in place with the opening of the Rite Aid Mid Atlantic facility in June 1998.

1.2       Picking and Packing Rite Aid Orders

          [ ] Products will be aggregated by Rite Aid determined DC Zone
              Locations.
          [ ] Piece and Innerpak items will packed in totes. Totes will have a packing list included.
          [ ] Cases and Totes will be placed in Gaylords (A pallet with four sides.) by DC Zone Location. Each Gaylord will include packing List.
          [ ] Controls and Refrigerated items will packed separately.
          [ ] Smaller Gaylords will be used for improved cube utilization if necessary.
          [ ] Gaylords will be labeled. The label will contain Gaylord number
              (to be used when verifying the Gaylords on receipt), and the zones of the merchandise contained in the Gaylord (in descending order).

1.3       Order Receipt

          [ ] On receipt the Gaylords will be unloaded and the Gaylord count verified by checking the Gaylord numbers unloaded with a delivery sheet.
          [ ] The receipt will be prepared to putaway directly to the pick location using the Rite Aid pick location on the label.
          [ ] Discrepancies will be reported within 96 hours.

1.4       System Maintenance

To operate the proposed process certain files will need to be transferred between Rite Aid and McKesson identifying item pick locations, and picking zones by Rite Aid DC, NDC number, with Rite Aid item number. This requirement will have to be defined fully between IS, and Distribution personnel from McKesson and Rite Aid, but will be supported by McKesson. This information may be EDIed, transferred in a file via E-mail or on a computer disk.



--------------------------------------------------------------------------------

                                        EXHIBIT D

                                        EXHIBIT E-1

                                        EXHIBIT E-2(a)

                                        EXHIBIT E-2(b)

                                            EXHIBIT E-3

                                        EXHIBIT E-4

                                        EXHIBIT E-5

                                        EXHIBIT E-6

                                        EXHIBIT E-7

                                        EXHIBIT E-8

                                        EXHIBIT G-1

                                  EXHIBIT I-1

                                        EXHIBIT I-2

                                  EXHIBIT J-1
                              RITE AID MARKET AREA
                                TRANSITION PLAN

                           EXHIBIT J-2 (PAGE 1 OF 2)
                           WAREHOUSE TRANSITION PLAN

                                  EXHIBIT J-3
                              TRANSITION PENALTIES

                                   EXHIBIT K
                RE-PACKAGED PRODUCT PRICING METHODOLOGY FOR DSD
                                   EXHIBIT L
                               MCKESSON/RITE AID
                         EDI DOCUMENT OF UNDERSTANDING
                                  EXHIBIT M-1
                                  EXHIBIT M-2
                                   EXHIBIT O
                                  EXHIBIT P-1
                                  EXHIBIT P-2
                                   EXHIBIT W
                    PAYMENTS TO RITE AID/PAYMENTS TO MCKESSON